NEWS RELEASE For Immediate Release Contact: Deanna Hart Barbara Thompson October 27, 2022 Investor Relations Corporate Communications 919-716-2137 919-716-2716 FIRST CITIZENS BANCSHARES REPORTS THIRD QUARTER 2022 EARNINGS RALEIGH, N.C. -- First Citizens BancShares, Inc. (“BancShares”) (Nasdaq: FCNCA) reported earnings for the third quarter and year-to-date period ended September 30, 2022. Chairman and CEO Frank B. Holding, Jr. on third quarter results, "We are pleased with our financial performance during the third quarter and reported net income of $315 million, a 23.5% increase over the prior quarter. We remain focused on merger optimization efforts and achieving our cost savings target. In July, we announced a share repurchase plan that authorized repurchases of up to 1.5 million shares of our Class A common stock. I am pleased to report that as of October 25, 2022, we have repurchased 98.5% of the 1.5 million shares authorized under that share repurchase plan. "Contributing to higher net income during the quarter was solid top line growth led by continued momentum in loans, net interest margin expansion and solid performance in our fee income producing lines of business. Core revenues outpaced expense growth contributing to a 23.5% increase in sequential quarter pre-provision net revenue. We are pleased that credit quality remained strong as the net charge-off and nonperforming loan ratios both declined during the quarter.” FINANCIAL HIGHLIGHTS For the third quarter, net income available to common stockholders was $303 million, or $19.25 per common share, compared to $238 million, or $14.86 per common share in the second quarter of 2022. Third quarter adjusted net income available to common stockholders was $326 million, or $20.77 per common share, up from $270 million, or $16.86 per common share in the second quarter. The following bullets highlight significant changes in the components of net income and adjusted net income between the second and third quarters: • Pre-provision net revenue totaled $468 million compared to $379 million in the second quarter. Adjusted pre-provision net revenue totaled $506 million, an increase of $89 million or 21.3% compared to the second quarter due to core net revenue growth exceeding core noninterest expense growth. • Net revenue growth was led by a $95 million, or a 13.6% increase in net interest income over the second quarter primarily due to loan growth and higher yields on loans and overnight investments, partially offset by higher funding costs. • Net interest margin was 3.40%, an increase of 36 basis points over the second quarter, as the rising interest rate environment increased yields on our earning assets and BancShares had another quarter of strong loan growth, only partially offset by higher rates paid on interest-bearing deposits and higher borrowings. • Noninterest income totaled $433 million compared to $424 million in the second quarter. Adjusted noninterest income totaled $288 million compared to $283 million in the second quarter, an increase of $5 million. The increase was primarily due to higher capital markets fees, rental income on operating leases, net and other operating income, partially offset by lower service charges on deposit accounts. 1

• Noninterest expense totaled $760 million compared to $745 million in the second quarter. Adjusted noninterest expense totaled $577 million compared to $566 million in the second quarter, an increase of $11 million. The increase was driven primarily by higher personnel costs and higher marketing expenses in the Direct Bank, partially offset by lower FDIC insurance expense and professional fees. • Provision for credit losses totaled $60 million compared to $42 million in the second quarter, an increase of $18 million. The increase was primarily due to deterioration in CECL macroeconomic forecasts and loan growth, partially offset by improved credit quality and portfolio mix. Net charge-offs totaled $18 million or a ratio of 0.10% of average loans compared to $22 million or a ratio of 0.13% of average loans during the second quarter. • Loans totaled $69.8 billion, an increase of $2.1 billion, or 12.0% on an annualized basis due to strong growth in our branch network and Mortgage as well as in our commercial bank from areas such as Commercial Finance and Business Capital. • Deposits totaled $87.6 billion, a decrease of $1.8 billion, or 7.9% on an annualized basis. The main component of the decline was a $1.8 billion reduction in interest-bearing deposits as we saw our more sensitive customers move funds in response to continued rate increases. The reductions were primarily concentrated in acquired branches and commercial banking, partially offset by growth in our Direct Bank. • Borrowings increased $3.9 billion during the quarter to support loan growth and offset declines in interest- bearing deposits. EARNINGS CALL DETAILS BancShares will host a conference call to discuss the company's financial results on Thursday, October 27, 2022, at 8:30 a.m. Eastern time. To access this call, dial: United States: 1-833-927-1758 Canada: 1-833-950-0062 All other locations: 1-929-526-1599 Access code: 355751 The third quarter 2022 earnings presentation and this news release are available on the company’s website at www.firstcitizens.com/investor-relations. After the conference call, you may access a replay of the call through November 17, 2022, by dialing 1-866-813-9403 (United States), 1-226-828-7578 (Canada) or +44 204-525-0658 (all other locations) using the access code 319469. ABOUT FIRST CITIZENS BANCSHARES First Citizens BancShares, Inc. is the financial holding company for First-Citizens Bank & Trust Company (“First Citizens Bank”). In January 2022, First Citizens BancShares and CIT Group Inc. merged, creating one of the top 20 U.S. financial institutions, with more than $100 billion in assets. First Citizens Bank helps personal, business, commercial and wealth clients build financial strength that lasts. As the largest family-controlled bank in the United States, First Citizens is continuing a unique legacy of strength, stability and long-term thinking that has spanned generations. Its commercial banking segment brings a wide array of best-in-class lending, leasing and banking services to middle-market companies and small businesses from coast to coast. Founded in 1898 and headquartered in Raleigh, N.C., First Citizens also operates a nationwide direct bank and a network of more than 550 branches in 22 states, many in high-growth markets. Visit firstcitizens.com. First Citizens Bank. Forever First® 2

FORWARD-LOOKING STATEMENTS This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue”, “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other risk factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, geopolitical events (including the military conflict between Russia and Ukraine) and market conditions, the impacts of the global COVID-19 pandemic on BancShares’ business and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, including the recent and projected interest rate hikes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including the significant turbulence in the capital or financial markets, the impact of the current inflationary environment, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, the availability of capital and personnel, and the failure to realize the anticipated benefits of BancShares’ previous acquisition transaction(s), including the recently completed transaction with CIT, which acquisition risks include (1) disruption from the transaction, or recently completed mergers, with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transaction may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transaction, (4) the risk that the cost savings and any revenue synergies from the transaction may not be realized or take longer than anticipated to be realized and (5) difficulties experienced in the integration of the businesses. Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”). NON-GAAP MEASURES Certain measures in this release and supporting tables, including those referenced as “Adjusted” are "Non-GAAP”, meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares believes that Non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results and financial position to its investors, analysts and management. The Non-GAAP measures are reconciled to the most comparable GAAP measure, in the Non-GAAP reconciliation table(s) and notable items are summarized in a separate table. 3

Dollars in millions, except per share data

Summary Financial Data & Key Metrics		BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
Results of Operations:						
Net interest income	$	795	700	347	2,144	1,033
Provision (benefit) for credit losses		60	42	(1)	566	(32)
Net interest income after provision for credit losses		735	658	348	1,578	1,065
Noninterest income		433	424	124	1,707	394
Noninterest expense		760	745	314	2,315	911
Income before income taxes		408	337	158	970	548
Income tax expense		93	82	34	129	124
Net income		315	255	124	841	424
Preferred stock dividends		12	17	5	36	14
Net income available to common stockholders		303	238	119	805	410
Adjusted net income available to common stockholders[1]		326	270	118	895	383
Pre-tax, pre-provision net revenue (PPNR)[1]		468	379	157	1,536	516
Per Share Information:						
Diluted earnings per common share (EPS)	$	19.25	14.86	12.17	50.70	41.79
Adjusted diluted earnings per common share (EPS)[1]		20.77	16.86	12.04	56.41	39.03
Book value per common share		597.75	609.95	432.07	597.75	432.07
Tangible book value per common share (TBV)[1]		564.97	578.92	394.15	564.97	394.15
Key Performance Metrics:						
Return on average assets (ROA)		1.16 %	0.95 %	0.88 %	1.03 %	1.05 %
Adjusted ROA[1]		1.24	1.07	0.87	1.15	0.98
PPNR ROA[1]		1.72	1.41	1.11	1.89	1.28
Adjusted PPNR ROA[1]		1.86	1.56	1.10	1.58	1.19
Return on average common equity (ROE)		12.49	9.87	11.29	11.18	13.50
Adjusted ROE[1]		13.47	11.19	11.18	12.44	12.61
Return on average tangible common equity (ROTCE)[1]		13.17	10.40	12.39	11.80	14.88
Adjusted ROTCE[1]		14.20	11.80	12.27	13.13	13.89
Efficiency ratio[1]		53.32	57.55	66.09	57.25	64.69
Net interest margin (NIM)[2]		3.40	3.04	2.61	3.06	2.69
Select Balance Sheet Items at Period End:						
Total investment securities	$	18,841	19,136	10,875	18,841	10,875
Total loans and leases		69,790	67,735	32,516	69,790	32,516
Total operating lease equipment, net		7,984	7,971	—	7,984	—
Total deposits		87,553	89,329	50,065	87,553	50,065
Total borrowings		8,343	4,459	1,883	8,343	1,883
Loan to deposit ratio		79.71 %	75.83 %	64.95 %	79.71 %	64.95 %
Noninterest-bearing deposits to total deposits		30.37 %	29.75 %	42.97 %	30.37 %	42.97 %
Capital Ratios at Period End: [3]						
Total risk-based capital ratio		13.46 %	14.46 %	14.30 %	13.46 %	14.30 %
Tier 1 risk-based capital ratio		11.36	12.37	12.32	11.36	12.32
Common equity Tier 1 ratio		10.37	11.34	11.34	10.37	11.34
Tier 1 leverage capital ratio		9.31	9.85	7.68	9.31	7.68
Asset Quality at Period End:						
Nonaccrual loans to total loans and leases		0.65 %	0.76 %	0.50 %	0.65 %	0.50 %
Allowance for credit losses (ACL) to loans and leases		1.26	1.26	0.56	1.26	0.56
Net charge-off ratio		0.10	0.13	0.06	0.11	0.04

[1] Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation subsequently included in these materials for a reconciliation to the most directly comparable GAAP measure. "Adjusted" items exclude the impact of Notable Items.

[2] Calculated net of average credit balances of factoring clients.

[3] Capital ratios for the current quarter are preliminary pending completion of quarterly regulatory filings.

4

Dollars in millions, except share and per share data

Income Statement (unaudited)		BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
Interest income						
Interest and fees on loans	$	785	655	320	2,061	967
Interest on investment securities		90	89	40	262	106
Interest on deposits at banks		31	13	3	50	7
Total interest income		**906**	**757**	**363**	**2,373**	**1,080**
Interest expense						
Deposits		78	42	8	159	25
Borrowings		33	15	8	70	22
Total interest expense		**111**	**57**	**16**	**229**	**47**
Net interest income		795	700	347	2,144	1,033
Provision (benefit) for credit losses		60	42	(1)	566	(32)
Net interest income after provision for credit losses		**735**	**658**	**348**	**1,578**	**1,065**
Noninterest income						
Rental income on operating leases		219	213	—	640	—
Fee income and other service charges		44	39	10	118	31
Wealth management services		35	37	32	107	96
Service charges on deposit accounts		21	28	26	77	69
Factoring commissions		24	27	—	78	—
Cardholder services, net		25	26	23	76	65
Merchant services, net		8	9	9	27	26
Insurance commissions		11	11	4	34	12
Realized gain on sale of investment securities available for sale, net		—	—	8	—	33
Fair value adjustment on marketable equity securities, net		(2)	(6)	3	(5)	31
Bank-owned life insurance		8	9	1	25	2
Gain on sale of leasing equipment, net		2	5	—	13	—
Gain on acquisition		—	—	—	431	—
Gain on extinguishment of debt		1	—	—	7	—
Other noninterest income		37	26	8	79	29
Total noninterest income		**433**	**424**	**124**	**1,707**	**394**
Noninterest expense						
Depreciation on operating lease equipment		87	89	—	257	—
Maintenance and other operating lease expenses		52	47	—	142	—
Salaries and benefits		351	341	194	1,044	566
Net occupancy expense		47	48	29	144	87
Equipment expense		55	54	30	161	89
Professional fees		13	15	5	44	13
Third-party processing fees		27	26	16	77	44
FDIC insurance expense		5	9	3	26	10
Marketing		15	9	3	32	7
Merger-related expenses		33	34	7	202	20
Intangible asset amortization		5	6	3	17	9
Other noninterest expense		70	67	24	169	66
Total noninterest expense		**760**	**745**	**314**	**2,315**	**911**
Income before income taxes		**408**	**337**	**158**	**970**	**548**
Income tax expense		93	82	34	129	124
Net income	**$**	**315**	**255**	**124**	**841**	**424**
Preferred stock dividends		12	17	5	36	14
Net income available to common stockholders	**$**	**303**	**238**	**119**	**805**	**410**
Basic earnings per common share	**$**	**19.27**	**14.87**	**12.17**	**50.76**	**41.79**
Diluted earnings per common share	**$**	**19.25**	**14.86**	**12.17**	**50.70**	**41.79**
Weighted average common shares outstanding (basic)		15,711,976	16,023,613	9,816,405	15,851,385	9,816,405
Weighted average common shares outstanding (diluted)		15,727,993	16,035,090	9,816,405	15,870,233	9,816,405

5

Dollars in millions

Balance Sheet (unaudited)		BancShares 9/30/22	BancShares 6/30/22	BancShares 9/30/21
Assets				
Cash and due from banks	$	481	583	337
Interest-earning deposits at banks		6,172	6,476	9,875
Investments in marketable equity securities		92	94	123
Investment securities available for sale		9,088	9,210	7,371
Investment securities held to maturity		9,661	9,832	3,381
Assets held for sale		21	38	98
Loans and leases		69,790	67,735	32,516
Allowance for credit losses		(882)	(850)	(183)
Loans and leases, net of allowance for credit losses		**68,908**	**66,885**	**32,333**
Operating lease equipment, net		7,984	7,971	—
Premises and equipment, net		1,410	1,415	1,231
Bank-owned life insurance		1,342	1,334	116
Goodwill		346	346	350
Other intangible assets		145	150	22
Other assets		3,660	3,339	1,665
Total assets	$	**109,310**	**107,673**	**56,902**
Liabilities				
Deposits:				
Noninterest-bearing	$	26,587	26,576	21,514
Interest-bearing		60,966	62,753	28,551
Total deposits		87,553	89,329	50,065
Credit balances of factoring clients		1,147	1,070	—
Borrowings:				
Short-term borrowings		3,128	646	664
Long-term borrowings		5,215	3,813	1,219
Total borrowings		8,343	4,459	1,883
Other liabilities		2,434	2,173	372
Total liabilities	$	**99,477**	**97,031**	**52,320**
Stockholders' equity				
Preferred stock		881	881	340
Common stock:				
Class A - $1 par value		14	15	9
Class B - $1 par value		1	1	1
Additional paid in capital		4,506	5,345	—
Retained earnings		5,160	4,865	4,264
Accumulated other comprehensive loss		(729)	(465)	(32)
Total stockholders' equity		**9,833**	**10,642**	**4,582**
Total liabilities and stockholders' equity	$	**109,310**	**107,673**	**56,902**

6

Dollars in millions, except share per share data

Notable Items (1)		BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
Noninterest income						
Rental income on operating leases, net(2)	$	(139)	(136)	—	(399)	—
Realized gain on sale of investment securities available for sale, net		—	—	(8)	—	(33)
Fair value adjustment on marketable equity securities, net		2	6	(3)	5	(31)
Gain on sale of leasing equipment, net		(2)	(5)	—	(13)	—
Gain on acquisition		—	—	—	(431)	—
Gain on extinguishment of debt		(1)	—	—	(7)	—
Gain on other loan and asset sales		(5)	(6)	—	(11)	—
Noninterest income - total adjustments	$	**(145)**	**(141)**	**(11)**	**(856)**	**(64)**
Noninterest expense						
Depreciation on operating lease equipment (2)		(87)	(89)	—	(257)	—
Maintenance and other operating lease equipment expense (2)		(52)	(47)	—	(142)	—
Merger-related expenses		(33)	(34)	(7)	(202)	(20)
Intangible asset amortization		(5)	(6)	(3)	(17)	(9)
Other noninterest expense		(6)	(3)	—	18	—
Noninterest expense - total adjustments	$	**(183)**	**(179)**	**(10)**	**(600)**	**(29)**
Day 2 provision, including provision for unfunded commitments		—	—	—	(513)	—
Provision for credit losses - total adjustments	$	—	—	—	**(513)**	—
Impact of notable items on pre-tax income	$	38	38	(1)	257	(35)
Income tax impact (3)		15	6	—	167	(8)
Impact of notable items on net income	$	23	32	(1)	90	(27)
Impact of notable items on basic and diluted EPS		**1.52**	**2.00**	**(0.13)**	**5.71**	**(2.76)**

(1) The notable items above reconcile the GAAP net income to adjusted net income, which is a non-GAAP measure.
(2) Rental income on operating leases is net of depreciation and maintenance expense.
(3) Includes the impact of tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data

Condensed Income Statement (unaudited) - Adjusted for Notable Items (1)		BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
Interest income	$	906	757	363	2,373	1,080
Interest expense		111	57	16	229	47
Net interest income		795	700	347	2,144	1,033
Provision (benefit) for credit losses		60	42	(1)	53	(32)
Net interest income after provision for credit losses		**735**	**658**	**348**	**2,091**	**1,065**
Noninterest income		288	283	113	851	330
Noninterest expense		577	566	304	1,715	882
Income before income taxes		**446**	**375**	**157**	**1,227**	**513**
Income tax expense		108	88	34	296	116
Net income	**$**	**338**	**287**	**123**	**931**	**397**
Preferred stock dividends		12	17	5	36	14
Net income available to common stockholders	**$**	**326**	**270**	**118**	**895**	**383**
Basic earnings per common share	**$**	**20.79**	**16.87**	**12.04**	**56.47**	**39.03**
Diluted earnings per common share	**$**	**20.77**	**16.86**	**12.04**	**56.41**	**39.03**
Weighted average common shares outstanding (basic)		15,711,976	16,023,613	9,816,405	15,851,385	9,816,405
Weighted average common shares outstanding (diluted)		15,727,993	16,035,090	9,816,405	15,870,233	9,816,405

(1) The GAAP income statements are included previously in these materials. The adjusted income statements above reflect non-GAAP items (including core adjusted noninterest income and expense) as the impacts of the notable items are excluded. The notable items included previously in this release reconcile the GAAP net income to adjusted net income, which is a non-GAAP measure.

7

Dollars in millions

Loans & Leases by Class (end of period)		BancShares 9/30/22	BancShares 6/30/22	BancShares 9/30/21
Loans & Leases by Class				
Commercial				
Commercial construction	$	2,752	2,783	1,370
Owner-occupied commercial mortgages		14,053	13,795	11,745
Non-owner-occupied commercial mortgages		9,683	9,167	3,077
Commercial and industrial		24,288	23,554	6,068
Leases		2,184	2,178	287
Total commercial	$	52,960	51,477	22,547
Consumer				
Residential mortgage	$	12,910	12,441	6,122
Revolving mortgage		1,923	1,893	1,861
Consumer auto		1,385	1,338	1,350
Consumer other		612	586	636
Total consumer	$	16,830	16,258	9,969
Total loans and leases	$	**69,790**	**67,735**	**32,516**
Less: Allowance for credit losses		882	850	183
Total loans and leases, net of allowance for credit losses	$	**68,908**	**66,885**	**32,333**

Deposits by Type (end of period)		BancShares 9/30/22	BancShares 6/30/22	BancShares 9/30/21
Demand	$	26,587	26,645	21,514
Checking with interest		16,118	16,285	11,769
Money market		21,818	24,699	10,146
Savings		14,722	13,319	4,063
Time		8,308	8,381	2,573
Total deposits	$	**87,553**	**89,329**	**50,065**

Dollars in millions

Credit Quality & Allowance		BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
Nonaccrual loans	$	454	513	164	454	164
Ratio of nonaccrual loans to total loans		**0.65 %**	**0.76 %**	**0.50 %**	**0.65 %**	**0.50 %**
Charge-offs	$	(33)	(41)	(11)	(107)	(27)
Recoveries		15	19	6	52	17
Net charge-offs	$	**(18)**	**(22)**	**(5)**	**(55)**	**(10)**
Net charge-off ratio		**0.10 %**	**0.13 %**	**0.06 %**	**0.11 %**	**0.04 %**
Allowance for credit losses to loans ratio		1.26 %	1.26 %	0.56 %	1.26 %	0.56 %
Allowance for credit losses - beginning	$	**850**	**848**	**189**	**178**	**225**
Initial PCD ACL		—	(12)	—	272	—
Day 2 provision, excluding provision for unfunded commitments		—	—	—	454	—
Provision (benefit) for credit losses		50	36	(1)	33	(32)
Net charge-offs		(18)	(22)	(5)	(55)	(10)
Allowance for credit losses - ending	$	**882**	**850**	**183**	**882**	**183**

8

Dollars in millions

Average Balance Sheet	**BancShares QTD 9/30/22**			**BancShares QTD 6/30/22**			**BancShares QTD 9/30/21**		
	Avg Balance	**Income/ Expense**	**Yield/ Rate**	**Avg Balance**	**Income/ Expense**	**Yield/ Rate**	**Avg Balance**	**Income/ Expense**	**Yield/ Rate**
Loans and leases [1] [2]	$ 67,733	$ 785	4.58 %	$ 65,298	$ 655	4.01 %	$ 32,708	$ 320	3.85 %
Total investment securities	19,119	90	1.88	19,185	89	1.85	10,708	40	1.47
Interest-earning deposits at banks	5,685	31	2.17	7,629	13	0.72	8,956	3	0.15
Total interest-earning assets [2]	**$ 92,537**	**$ 906**	**3.87%**	**$ 92,112**	**$ 757**	**3.28%**	**$ 52,372**	**$ 363**	**2.73 %**
Operating lease equipment, net (including held for sale)	$ 7,981			$ 7,973			$ —		
Cash and due from banks	489			524			365		
Allowance for credit losses	(851)			(849)			(190)		
All other non-interest-earning assets	7,831			7,815			3,377		
Total assets	**$107,987**			**$ 107,575**			**$ 55,924**		
Interest-bearing deposits:									
Checking with interest	$ 16,160	$ 7	0.17 %	$ 16,503	$ 4	0.12 %	$ 11,324	$ 1	0.05 %
Money market	22,993	32	0.55	25,468	18	0.28	9,866	2	0.09
Savings	13,956	28	0.78	13,303	11	0.34	3,979	1	0.03
Time deposits	8,436	11	0.54	8,796	9	0.38	2,599	4	0.61
Total interest-bearing deposits	61,545	78	0.50	64,070	42	0.26	27,768	8	0.12
Borrowings:									
Securities sold under customer repurchase agreements	617	1	0.16	627	—	0.16	672	—	0.21
Short-term FHLB borrowings	1,188	8	2.57	—	—	—	—	—	—
Short-term borrowings	1,805	9	1.74	627	—	0.16	672	—	0.21
Federal Home Loan Bank borrowings	1,784	11	2.45	386	2	1.64	646	4	1.28
Senior unsecured borrowings	898	5	2.00	894	4	2.05	—	—	—
Subordinated debt	1,054	8	3.21	1,057	8	3.06	497	3	3.35
Other borrowings	67	—	4.51	83	1	2.46	79	1	1.24
Long-term borrowings	3,803	24	2.59	2,420	15	2.43	1,222	8	2.12
Total borrowings	5,608	33	2.32	3,047	15	1.96	1,894	8	1.44
Total interest-bearing liabilities	**$ 67,153**	**$ 111**	**0.65%**	**$ 67,117**	**$ 57**	**0.34%**	**$ 29,662**	**$ 16**	**0.20 %**
Noninterest-bearing deposits	$ 26,877			$ 26,551			$ 21,339		
Credit balances of factoring clients	1,089			1,189			—		
Other noninterest-bearing liabilities	2,369			2,151			362		
Stockholders' equity	10,499			10,567			**4,561**		
Total liabilities and stockholders' equity	**$107,987**			**$ 107,575**			**$ 55,924**		
Net interest income		**$ 795**			**$ 700**			**$ 347**	
Net interest spread [2]			3.22 %			2.94 %			2.53 %
Net interest margin [2]			**3.40%**			**3.04%**			**2.61 %**

[1] Loans and leases include non-PCD and PCD loans, nonaccrual loans and held for sale. Interest income on loans and leases includes accretion income and loan fees.

[2] The balance and rate presented is calculated net of average credit balances of factoring clients.

9

Dollars in millions

Average Balance Sheet	**BancShares YTD 9/30/22** Avg Balance	Income/ Expense	Yield/Rate	**BancShares YTD 9/30/21** Avg Balance	Income/ Expense	Yield/Rate
Loans and leases [1][2]	$ 65,739	$ 2,061	4.17 %	$ 32,985	$ 967	3.89 %
Total investment securities	19,264	262	1.81	10,337	106	1.36
Interest-earning deposits at banks	8,242	50	0.81	7,560	7	0.12
Total interest-earning assets[2]	**$ 93,245**	**$ 2,373**	**3.39 %**	**$ 50,882**	**$ 1,080**	**2.81 %**
Operating lease equipment, net (including held for sale)	$ 7,960			$ —		
Cash and due from banks	517			354		
Allowance for credit losses	(871)			(208)		
All other non-interest-earning assets	7,792			2,899		
Total assets	**$ 108,643**			**$ 53,927**		
Interest-bearing deposits:						
Checking with interest	$ 16,437	$ 16	0.14 %	$ 11,010	$ 4	0.05 %
Money market	24,875	65	0.35	9,489	7	0.11
Savings	13,640	48	0.47	3,748	1	0.03
Time deposits	9,004	30	0.45	2,692	13	0.63
Total interest-bearing deposits	63,956	159	0.33	26,939	25	0.13
Borrowings:						
Securities sold under customer repurchase agreements	615	1	0.16	664	1	0.21
Short-term FHLB borrowings	400	8	2.57	—	—	—
Short-term borrowings	1,015	9	1.11	664	1	0.21
Federal Home Loan Bank borrowings	941	15	2.07	649	7	1.28
Senior unsecured borrowings	1,497	21	1.83	—	—	—
Subordinated debt	1,057	24	3.07	497	10	3.36
Other borrowings	79	1	2.86	83	4	1.22
Long-term borrowings	3,574	61	2.29	1,229	21	2.12
Total borrowings	4,589	70	2.03	1,893	22	1.45
Total interest-bearing liabilities	**$ 68,545**	**$ 229**	**0.45 %**	**$ 28,832**	**$ 47**	**0.21 %**
Noninterest-bearing deposits	$ 26,253			$ 20,316		
Credit balances of factoring clients	1,146			—		
Other noninterest-bearing liabilities	2,202			352		
Stockholders' equity	10,497			4,427		
Total liabilities and stockholders' equity	**$ 108,643**			**$ 53,927**		
Net interest income		**$ 2,144**			**$ 1,033**	
Net interest spread [2]			2.94 %			2.60 %
Net interest margin [2]			**3.06 %**			**2.69 %**

[1] Loans and leases include non-PCD and PCD loans, nonaccrual loans and held for sale. Interest income on loans and leases includes accretion income and loan fees.

[2] The balance and rate presented is calculated net of average credit balances of factoring clients.

10

Dollars in millions, except share and per share data

Non-GAAP Reconciliations			BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
Net income and EPS							
Net income (GAAP)	a	$	315	255	124	841	424
Preferred stock dividends			12	17	5	36	14
Net income available to common stockholders (GAAP)	b		303	238	119	805	410
Total notable items, after income tax	c		23	32	(1)	90	(27)
Adjusted net income (non-GAAP)	d = (a+c)		338	287	123	931	397
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$	326	270	118	895	383
Weighted average common shares outstanding							
Basic	f		15,711,976	16,023,613	9,816,405	15,851,385	9,816,405
Diluted	g		15,727,993	16,035,090	9,816,405	15,870,233	9,816,405
EPS (GAAP)							
Basic	b/f	$	19.27	14.87	12.17	50.76	41.79
Diluted	b/g		19.25	14.86	12.17	50.70	41.79
Adjusted EPS (non-GAAP)							
Basic	e/f	$	20.79	16.87	12.04	56.47	39.03
Diluted	e/g		20.77	16.86	12.04	56.41	39.03
Noninterest income and expense							
Noninterest income	h	$	433	424	124	1,707	394
Impact of notable items, before income tax			(145)	(141)	(11)	(856)	(64)
Adjusted or core noninterest income	i	$	288	283	113	851	330
Noninterest expense	j	$	760	745	314	2,315	911
Impact of notable items, before income tax			(183)	(179)	(10)	(600)	(29)
Adjusted or core noninterest expense	k	$	577	566	304	1,715	882
Provision (benefit) for credit losses							
Provision (benefit) for credit losses		$	60	42	(1)	566	(32)
Plus: Day 2 provision for credit losses			—	—	—	(513)	—
Adjusted provision (benefit) for credit losses		$	60	42	(1)	53	(32)
PPNR							
Net income (GAAP)	a	$	315	255	124	841	424
Plus:							
Provision (benefit) for credit losses			60	42	(1)	566	(32)
Income tax expense (benefit)			93	82	34	129	124
PPNR (non-GAAP)	l	$	468	379	157	1,536	516
Plus: total notable items, before income tax			38	38	(1)	(256)	(35)
Adjusted PPNR (non-GAAP)	m	$	506	417	156	1,280	481

Note: Certain items above do not precisely recalculate as presented due to rounding.

11

Dollars in millions, except share and per share data

Non-GAAP Reconciliations (continued)			BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
ROA							
Net income (GAAP)	a	$	315	255	124	841	424
Annualized net income	n = a annualized		1,250	1,023	492	1,124	567
Adjusted net income (non-GAAP)	d		338	287	123	931	397
Annualized adjusted net income	p = d annualized		1,341	1,151	488	1,245	531
Average assets	o		107,987	107,575	55,924	108,643	53,927
ROA	n/o		1.16 %	0.95 %	0.88 %	1.03 %	1.05 %
Adjusted ROA	p/o		1.24 %	1.07 %	0.87 %	1.15 %	0.98 %
PPNR ROA							
PPNR (non-GAAP)	l	$	468	379	157	1,536	516
Annualized PPNR	q = l annualized		1,858	1,519	623	2,054	690
Adjusted PPNR (non-GAAP)	m		506	417	156	1,280	481
Annualized PPNR	r = m annualized		2,009	1,672	621	1,712	643
PPNR ROA	q/o		1.72 %	1.41 %	1.11 %	1.89 %	1.28 %
Adjusted PPNR ROA	r/o		1.86 %	1.56 %	1.10 %	1.58 %	1.19 %
ROE and ROTCE							
Annualized net income available to common shareholders	s = b annualized	$	1,202	955	472	1,076	548
Annualized adjusted net income available to common shareholders	t = e annualized	$	1,293	1,083	468	1,197	512
Average stockholders' equity (GAAP)		$	10,499	10,567	4,561	10,497	4,427
Less: average preferred stock			881	881	340	877	340
Average common stockholders' equity (non-GAAP)	u	$	9,618	9,686	4,221	9,620	4,087
Less: average goodwill			346	346	350	346	350
Less: average other intangible assets			148	153	24	161	26
Average tangible common equity (non-GAAP)	v	$	9,124	9,186	3,847	9,113	3,711
ROE	s/u		12.49 %	9.87 %	11.29 %	11.18 %	13.50 %
Adjusted ROE	t/u		13.47 %	11.19 %	11.18 %	12.44 %	12.61 %
ROTCE	s/v		13.17 %	10.40 %	12.39 %	11.80 %	14.88 %
Adjusted ROTCE	t/v		14.20 %	11.80 %	12.27 %	13.13 %	13.89 %
Tangible common equity to tangible assets							
Stockholders' equity (GAAP)	w	$	9,833	10,642	4,582	9,833	4,582
Less: preferred stock			881	881	340	881	340
Common equity (non-GAAP)	x	$	8,952	9,761	4,242	8,952	4,242
Less: goodwill			346	346	350	346	350
Less: other intangible assets			145	150	22	145	22
Tangible common equity (non-GAAP)	y	$	8,461	9,265	3,870	8,461	3,870
Total assets (GAAP)	z		109,310	107,673	56,902	109,310	56,902
Tangible assets (non-GAAP)	aa		108,819	107,177	56,530	108,819	56,530
Total equity to total assets	w/z		9.00 %	9.88 %	8.05 %	9.00 %	8.05 %
Tangible common equity to tangible assets (non-GAAP)	y/aa		7.78 %	8.64 %	6.84 %	7.78 %	6.84 %

Note: Certain items above do not precisely recalculate as presented due to rounding.

12

Dollars in millions, except share and per share data

Non-GAAP Reconciliations (continued)			BancShares QTD 9/30/22	BancShares QTD 6/30/22	BancShares QTD 9/30/21	BancShares YTD 9/30/22	BancShares YTD 9/30/21
Book value and tangible book value per common share							
Common shares outstanding at period end	bb		14,976,127	16,002,385	9,816,405	14,976,127	9,816,405
Book value per share	x/bb	$	597.75	609.95	432.07	597.75	432.07
Tangible book value per share	y/bb	$	564.97	578.92	394.15	564.97	394.15
Efficiency ratio							
Net interest income	cc	$	795	700	347	2,144	1,033
Efficiency ratio (GAAP)	j / (h + cc)		61.91 %	66.34 %	66.58 %	60.11 %	63.81 %
Adjusted efficiency ratio (non-GAAP)[1]	k / (i + cc)		53.32 %	57.55 %	66.09 %	57.25 %	64.69 %

Note: Certain items above do not precisely recalculate as presented due to rounding.

13